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                                                                    Exhibit 20.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                               Distribution Date: 4/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                        756,245.00
             Class B Note Interest Requirement                         76,341.81
             Class C Note Interest Requirement                        127,797.50
                       Total                                          960,384.31

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.05917
             Class B Note Interest Requirement                           1.28306
             Class C Note Interest Requirement                           1.67056

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          714,000,000
             Class B Note Principal Balance                           59,500,000
             Class C Note Principal Balance                           76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,500,000.00

(v)     Required Owner Trust Spread Account Amount                  8,500,000.00



                                                   By:
                                                       -----------------------

                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President


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